SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT






                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934




                         Date of Report - July 30, 2002


                              CH ENERGY GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


NEW YORK                       0-30512                     14-1804460
------------------        ------------------          ------------------------
State or other             (Commission File              (IRS Employer
Jurisdiction of             Identification                   Number)
Incorporation number

284 South Avenue, Poughkeepsie, New York                    12601-4879
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (845) 452-2000

Item 5.  Other Events.
------   ------------

      1. Authorization of Common Stock Repurchase Program. Registrant on
July 25, 2002, issued a press release announcing that the Board of Directors has authorized a common stock repurchase program to buy up to 25% of its outstanding common stock during the next five years, as described in the Press Release of Registrant filed herewith as Exhibit 99 (i) 14.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------
      (a)   Exhibits.
            --------
            See Exhibit Index.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CH ENERGY GROUP, INC.
                                    (Registrant)



                                    By:         /s/Donna S. Doyle
                                       -------------------------------------
                                                 DONNA S. DOYLE
                                     Vice President - Accounting and Controller

Dated:  July 30, 2002

                                  Exhibit Index
                                  -------------

Exhibit No.
Regulation S-K
Item 601
Designation                   Exhibit Description
-----------                   -------------------

99(i)14 Press Release of CH Energy Group, Inc., issued July 25, 2002, relating to the authorization by the Board of Directors of a common stock repurchase program.